JACQUELINE B. KOSECOFF

LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS

I hereby make, constitute and appoint each of Joan Stafslien, Nathaniel Sisitsky and Carrie Darling, each acting individually, as the undersigned's true and lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:

(1)     prepare,  execute,  acknowledge,  deliver  and  file  Forms  3, 4, and 5
(including any amendments  thereto) with respect to the securities of CareFusion
Corporation,  a Delaware  corporation  (the  "Company"),  with the United States
Securities  and  Exchange   Commission  (the  "SEC"),  any  national  securities
exchanges and the Company,  as considered  necessary or advisable  under Section
16(a) of the United  States  Securities  Exchange  Act of 1934 and the rules and regulations promulgated thereunder,  as amended from time to time (the "Exchange
Act");

(2)     prepare and execute in the  undersigned's  name and on the undersigned's behalf, and to submit to the SEC a Form ID, including  amendments  thereto,  and any other  documents  necessary or  appropriate  to obtain  codes and  passwords enabling  the  undersigned  to make  electronic  filings with the SEC of reports required by Section  16(a) of the Exchange Act or any rule or  regulation of the
SEC;

(3)     prepare, execute, acknowledge, deliver and file Form 144s (including any amendments or supplements thereto) with respect to the sale of securities of the
Company by the undersigned,  with the SEC, any national securities exchanges and the  Company,  as  considered  necessary  or  advisable  under  Rule  144 of the
Securities Act of 1933 and the rules and regulations promulgated thereunder,  as amended from time to time;

(4)     seek  or  obtain,  as  the  undersigned's   representative  and  on  the
undersigned's  behalf,  information on transactions in the Company's  securities from any third party,  including brokers,  employee benefit plan  administrators and trustees,  and the undersigned  hereby authorizes any such person to release any such information to the  attorney-in-fact and approves and ratifies any such release of information; and

(5)     perform  any  and  all  other  acts  which  in the  discretion  of  such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.

The undersigned acknowledges that:

(1)  this Limited Power of Attorney authorizes, but does not require, each such attorney-in-fact to act in his discretion on information provided to such attorney-in-fact without independent verification of such information;

(2)  any documents prepared and/or executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his discretion, deems necessary or desirable;

(3)  neither the company nor such attorney-in-fact assumes (i) any liability for the undersigned's responsibility to comply with the requirement of the Exchange
Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and

(4)  this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the Exchange Act, including without limitation, the reporting requirements under Section 16 of the
Exchange Act.

The undersigned hereby gives and grants each of the foregoing attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever required, necessary or appropriate to be done in connection with the undersigned and the undersigned also hereby ratifies all that each such attorney-in-fact shall lawfully do or cause to be done by virtue of this Limited
Power of Attorney.

This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of July, 2009.

/s/ Jacqueline B. Kosecoff
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Signature

JACQUELINE B. KOSECOFF
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